================================================================================

                              INTELCOM GROUP INC.


                          NON-QUALIFIED STOCK OPTION

                                  GRANTED TO


                                J. SHELBY BRYAN
                                   OPTIONEE



200,000                                              $10.00
- - -------                                              ------
Number of Shares                            Price per Share (Fair Market
                                            Value on Date of Grant)


DATE GRANTED: November 13, 1995          EXPIRATION DATE: November 13, 2005



================================================================================

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------


     AGREEMENT made as of this 13th day of November, 1995 between IntelCom Group Inc., a Canadian federal corporation (hereinafter referred to as the "Company"), and J. Shelby Bryan, residing at 4265 San Felipe, Suite 1413, Houston, Texas 77027 (hereinafter referred to as the "Employee").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company desires, in connection with the employment of the Employee, to provide the Employee with an opportunity to acquire Common Stock, no par value (hereinafter referred to as "Common Stock"), of the Company on favorable terms and thereby increase his proprietary interest in the continued progress and success of the business of the Company;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Employee hereby agree as follows:

     1.  Confirmation of Grant of Option. Pursuant to a determination by the
         -------------------------------
Stock Option Committee of the Board of Directors of the Company (the "Committee"), made on November 13, 1995 (the "Date of Grant"), the Company, subject to the terms of this Agreement, hereby confirms that the Employee has been granted as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase (hereinafter referred to as the "Option") an aggregate of 200,000 shares of Common Stock, subject to adjustment as provided in Section 9 hereof (such shares, as adjusted, shall hereinafter be referred to as the "Shares").

     2.  Purchase Price. The purchase price of shares of Common Stock covered by
         --------------
the Option will be $10.00 per share (the "Exercise Price"), subject to adjustment as provided in Section 8 hereof.

     3.  Exercise of Option; Vesting. The Option shall vest and be exercisable
         ---------------------------
on the terms and conditions hereinafter set forth:

         (a) The Option shall become exercisable cumulatively as to the following amounts of the number of Shares originally subject thereto (after giving effect to any adjustment pursuant to Section 8 hereof), on the dates and subject to the terms and conditions indicated:

         (i)   as to 50,000 Shares on or after November 13, 1996, BUT ONLY IF
                                                                  -----------
(a)(i) the percentage amount derived from dividing (A) the excess, if any, of the Fair Market Value (as defined below) of the Common Stock on November 13, 1996 over the Exercise Price (or "0", if there is no such excess) by (B) the Exercise Price, is greater than (ii) the percentage amount derived from dividing
(A) the excess of the S&P 500 Index on November 13, 1996 over the S&P 500 Index on November 13, 1995 (as defined below) (or "0", if there is no such excess) by
(B) the S&P 500 Index on November 13, 1995; or (b)(i) the percentage amount derived from dividing (A) the excess, if any, of the Exercise Price over the Fair Market Value of the Common Stock on November 13, 1996 (or "0", if there is no such excess) by (B) the Exercise Price, is less than (ii) the percentage amount derived from dividing (A) the excess, if any, of the S&P 500 Index on November 13, 1995 over the S&P 500 Index on November 13, 1996 (or "0", if there is no such excess by (B) the S&P 500 Index on November 13, 1995;

        (ii)   as to 50,000 Shares on or after November 13, 1997, BUT ONLY IF
                                                                  -----------
(a)(i) the percentage amount derived from dividing (A) the excess, if any, of the Fair Market Value of the Common Stock on November 13, 1997 over the Exercise Price (or "0," if there is no such excess) by (B) the Exercise Price, is greater than (ii) the percentage amount derived from dividing (A) the excess of the S&P 500 Index on November 13, 1997 over the S&P 500 Index on November 13, 1995 (or "0", if there is no such excess) by (B) the S&P 500 Index on November 13, 1995; or (b)(i) the percentage amount derived from dividing (A) the excess, if any, of the Exercise Price over the Fair Market Value of the Common Stock on November 13, 1997 (or "0", if there is no such excess) by (B) the Exercise Price, is less than (ii) the percentage amount derived from dividing (A) the excess, if any, of the S&P 500 Index on November 13, 1995 over the S&P 500 Index on November 13, 1997 (or "0", if there is no such excess by (B) the S&P 500 Index on November 13, 1995;

       (iii)   as to 50,000 Shares on or after November 13, 1998, BUT ONLY IF
                                                                  -----------
(a)(i) the percentage amount derived from dividing (A) the excess, if any, of the Fair Market Value of the Common Stock on November 13, 1998 over the Exercise Price (or "0," if there is no such excess) by (B) the Exercise Price, is greater than (ii) the percentage amount derived from dividing (A) the excess of the S&P 500 Index on November 13, 1998 over the S&P 500 Index on November 13, 1995 (or "0", if there is no such excess) by (B) the S&P 500 Index on November 13, 1995; or (b)(i) the percentage amount derived from dividing (A) the excess, if any, of the Exercise Price over the Fair Market Value of the Common Stock on November 13, 1998 (or "0", if there is no such excess) by (B) the Exercise Price, is less than (ii) the percentage amount derived from dividing (A) the excess, if any, of the S&P 500 Index on November 13, 1995 over the S&P 500 Index on November 13, 1998 (or "0", if there is no such excess by (B) the S&P 500 Index on November 13, 1995; and

           (iv)  as to 50,000 Shares on or after November 13, 1999, BUT ONLY IF
                                                                    -----------
     (a)(i) the percentage amount derived from dividing (A) the excess, if any, of the Fair Market Value of the Common Stock on November 13, 1999 over the Exercise Price (or "0," if there is no such excess) by (B) the Exercise Price, is greater than (ii) the percentage amount derived from dividing (A) the excess of the S&P 500 Index on November 13, 1999 over the S&P 500 Index on November 13, 1995 (or "0", if there is no such excess) by (B) the S&P 500 Index on November 13, 1995; or (b)(i) the percentage amount derived from dividing (A) the excess, if any, of the Exercise Price over the Fair Market Value of the Common Stock on November 13, 1999 (or "0", if there is no such excess) by (B) the Exercise Price, is less than (ii) the percentage amount derived from dividing (A) the excess, if any, of the S&P 500 Index on November 13, 1995 over the S&P 500 Index on November 13, 1999 (or "0", if there is no such excess by (B) the S&P 500 Index on November 13, 1995.

          (b)  The Option may be exercised pursuant to the provisions of this
Section 3, by notice and payment to the Company as provided in Sections 12 and 17 hereof.

          (c) "Fair Market Value" of the Company's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Company for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Company's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

          (d) The S&P 500 Index closed on November 13, 1995 at 592.300 and for purposes of this Agreement, all references herein to the "S&P 500 Index on November 13, 1995" shall mean 592.300.

          4.  Term of Option. The term of the Option shall be a period of ten
              --------------
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided in this Agreement. This Option, to the extent unexercised, shall expire at the end of the term set forth in the immediately preceding sentence. The holder of the Option shall not have any rights to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) provided that the date of issuance shall not be earlier than the Closing Date (as hereinafter defined with respect to such shares pursuant to Section 11 hereof) upon purchase of such shares upon exercise of the Option.

          5.  Non-transferability of Option. The Option shall not be
              -----------------------------
transferable otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and the Option may be exercised during the lifetime of the Employee only by him. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as provided in the next preceding sentence) or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of this Agreement, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Company or any Parent or Subsidiary may have under this Agreement or otherwise.

          6.  Exercise Upon Cessation of Employment. (a) If the Employee at any
              -------------------------------------
time ceases to be an employee of the Company and of any Parent or Subsidiary (i) by reason of his discharge for Good Cause (as defined below) or (ii) due to his voluntary termination of employment without the written consent of the Committee, the Option shall forthwith terminate and the Employee shall forfeit all rights hereunder. If, however, the Employee for any other reason (other than Retirement, Disability or death) ceases to be such an employee, the Option may, subject to the provisions of Sections 5 and 8 hereof, be exercised by the Employee to the same extent the Employee would have been entitled under Section 3 hereof to exercise the Option on the day next preceding the date of such cessation of employment, at any time within three (3) months after such cessation of employment, at the end of which period the Option to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder, even if the Employee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof. For purposes of this Agreement, "Good Cause" shall mean (i) the Employee's willful or gross misconduct or willful or gross negligence in the performance of his duties for the Company or for any parent or subsidiary corporation of the Company after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by the Employee of such notice, (ii) the Employee's intentional or habitual neglect of his duties for the Company or for any parent or subsidiary corporation of the Company after prior written notice of such neglect, or (iii) the Employee's theft or misappropriation of funds of the Company or of any parent or subsidiary corporation of the Company or commission of a felony.

               (b) The Option shall not be affected by any change of duties or position of the Employee so long as he continues to be a full-time employee of the Company or any subsidiary thereof. If the Employee is granted a temporary leave of absence, such leave of absence shall be deemed a continuation of his employment by the Company or any subsidiary thereof for the purposes of this Agreement, but only if and so long as the employing corporation consents thereto.

          7.   Exercise Upon Death or Disability. (a) If the Employee dies while
               ---------------------------------
he is employed by the Company or by any parent or subsidiary corporation of the Company (or within three (3) months after his retirement from the Company), and on or after the first date upon which he would have been entitled to exercise the Option under the provisions of Section 3 hereof, the Option may, subject to the provisions of Sections 5 and 8 hereof, be exercised with respect to all or any part of the shares of Common Stock as to which the deceased Employee had not exercised the Option at the time of his death (but only to the extent the Option was exercisable at such time), by the estate of the Employee (or by the person or persons who acquire the right to exercise the Option by written designation of the Employee) at any time within the period ending one (1) year after the death of the Employee, at the end of which period the Option, to the extent not then exercised, shall terminate and the estate or other beneficiaries shall forfeit all rights hereunder. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

               (b) In the event that the employment of the Employee by the Company and any parent or subsidiary corporation of the Company is terminated by reason of the Disability (as defined below) of the Employee on or after the first date upon which he would have been entitled to exercise the Option under the provisions of Section 3 hereof, the Option may, subject to the provisions of Sections 5 and 8 hereof, be exercised with respect to all or any part of the shares of Common Stock as to which he had not exercised the Option at the time of his Disability (but only to the extent the Option was exercisable at such time) by the Employee, at any time within the period ending one (1) year after the date of such termination of employment, at the end of which period the Option, to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder even if the Employee subsequently returns to the employ of the Company or any parent or subsidiary corporation of the Company. In no event, however, may the Option be exercised after the expiration of the term provided in

Section 4 hereof. For purposes of this Agreement, "Disability" shall have the same meaning as the term "permanent and total disability" under Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

          8.  Adjustments. In the event there is any change in the Common Stock
              -----------
of the Company by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to this Option the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted.

          9.  Merger or Consolidation, Etc. of the Company. Upon (a) the merger
              --------------------------------------------
or consolidation of the Company with or into another corporation, if the agreement of merger or consolidation does not provide for (i) the continuance of this Option, or (ii) the substitution of new option(s) for this Option, or for the assumption of such Option by the surviving corporation, (b) the dissolution, liquidation, or sale of substantially all the assets, of the Company or (c) if applicable to the Employee, a Change in Control of the Corporation (as defined herein), the Employee shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, sale of assets or Change in Control of the Corporation, to exercise this Option (to the extent not exercised and not otherwise expired or terminated) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of this Option. The Company, to the extent practicable, shall give advance notice to the Employee of such merger, consolidation, dissolution, liquidation, sale of assets or Change in Control of the Corporation. To the extent this Option is not so exercised, it shall be forfeited as of the effective time of any merger, consolidation, dissolution, liquidation or sale of assets (but not in the case of a Change in Control of the Corporation). As used herein, a "Change in Control of the Corporation" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended) of such person, but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (ii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, (iii) the Company or any subsidiary of the Company or (iv) only as provided in the immediately following sentence, the Employee, together with all Affiliates and Associates of the Employee, is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities, such person being hereinafter referred to as an Acquiring Person. The provisions of clause (iv) of the immediately preceding sentence shall apply only with respect to the Option(s) held by the Employee who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial

Owner of the percentage of securities set forth in such clause.

          10.  Registration. The shares of Common Stock subject hereto and
               ------------
issuable upon the exercise hereof may not be registered under the Securities Act of 1933, as amended, and, if required upon the request of counsel to the Company, the Employee will give a representation as to his investment intent with respect to such shares prior to their issuance as set forth in Section 11 hereof.

          The Company may register or qualify the shares covered by the Option for sale pursuant to the Securities Act of 1933, as amended, at any time prior to or after the exercise in whole or in part of the Option.

          11.  Method of Exercise of Option. (a) Subject to the terms and
               ----------------------------
conditions of this Agreement, the Option shall be exercisable by notice (in the manner set forth in Exhibit A hereto) and payment to the Company in accordance with the procedure prescribed herein. Each such notice shall:

               (i) state the election to exercise the Option and the number of Shares in respect of which it is being exercised;

              (ii) contain a representation and agreement as to investment intent, if required by counsel to the Company with respect to such Shares, in form satisfactory to counsel for the Company;

             (iii) be signed by the Employee or the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Employee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

              (iv) be received by the Company on or before the date of the expiration of this Option. In the event the date of expiration of this Option falls on a day which is not a regular business day at the Company's executive office in Oakville, Ontario, Canada, then such written notice must be received at such office on or before the last regular business day prior to such date of expiration.

               (b) Upon receipt of such notice, the Company shall specify, by written notice to the Employee or to the person or persons exercising the Option, a date and time (such date and time being herein called the "Closing Date") and place for payment of the full purchase price of such Shares. The Closing Date shall not be more than fifteen days from the date the notice of exercise is received by the Company unless another date is agreed upon by the Company and the Employee or the person or persons exercising the Option or is required upon advice of counsel for the Company in order to meet the requirements of Section 12 hereof.

               (c) Payment of the purchase price of any shares of Common Stock, in respect of which the Option shall be exercised, shall be made by the Employee or such person or persons at the place specified by the Company on or before the Closing Date by delivering to the Company (i) a certified or bank cashier's check payable to the order of the Company, or (ii) properly endorsed certificates of shares of Common Stock (or certificates accompanied by an appropriate stock power) with signature guaranties by a bank or trust company or
(iii) any combination of (i) and (ii).

                (d) The Option shall be deemed to have been exercised with respect to any particular shares of Common Stock if, and only if, the preceding provisions of this Section 11 and the provisions of Section 12 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the date the notice of exercise of the Option was received by the Company. Anything in this Agreement to the contrary notwithstanding, any notice of exercise given pursuant to the provisions of this Section 11 shall be void and of no effect if all the preceding provisions of this Section 11 and the provisions of Section 12 shall not have been complied with.

                (e) The certificate or certificates for shares of Common Stock as to which the Option shall be exercised will be registered in the name of the Employee (or in the name of the Employee's estate or other beneficiary if the Option is exercised after the Employee's death), or if the Option is exercised by the Employee and if the Employee so requests in the notice exercising the Option, will be registered in the name of the Employee and another person jointly, with right of survivorship and will be delivered on the Closing Date to the Employee at the place specified for the closing, but only upon compliance with all of the provisions of this Agreement.

                (f) If the Employee fails to accept delivery of and pay for all or any part of the number of Shares specified in such notice upon tender or delivery thereof on the Closing Date, his right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Board of Directors of the Company. The Option may be exercised only with respect to full Shares.

                (g) The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of shares thereupon. Such payment shall be made by the Employee in cash or, with the consent of the Company, by tendering to the Company shares of Common Stock equal in value to the amount of the required withholding. In the alternative, the Company may, at its option, satisfy such withholding requirements by withholding from the shares of Common Stock to be delivered to the Employee pursuant to an exercise of this Option a number of shares of Common Stock equal in value to the amount of the required withholding.

        12.  Approval of Counsel. The exercise of the Option and the issuance
             -------------------
and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed.

        13.  Resale of Common Stock. (a) If so requested by the Company, upon
             ----------------------
any sale or transfer of the Common Stock purchased upon exercise of the Option, the Employee shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that either (i) the Common Stock to be sold or transferred has been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of
Section 10(a) of said Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred, or (ii) such Common Stock may then be sold without violating Section 5 of said Act.

             (b) The Common Stock issued upon exercise of the Option shall bear the following legend if required by counsel for the Company:

        THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

        14.  Reservation of Shares. The Company shall at all times during the
             ---------------------
term of the Option reserve and keep available such number of shares of the class of stock then subject to the Option as will be sufficient to satisfy the requirements of this Agreement.

        15.  Limitation of Action. The Employee and the Company each
             --------------------
acknowledges that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Company or a parent or subsidiary corporation of the Company, on the one hand, or against the Employee, on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

        16.  Notices. Each notice relating to this Agreement shall be in writing
             -------
and delivered in person or by certified mail to the proper address. All notices to the Company or the Committee shall be addressed to them at IntelCom Group Inc., #11-1155 North Service Road West, Oakville, Ontario, Canada L6M 3E3, with a copy to IntelCom Group (U.S.A.), Inc.,

9605 E. Maroon Circle, Englewood, Colorado 80112, Attn: Secretary. All notices to the Employee shall be addressed to the Employee or such other person or persons at the Employee's address above specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

        17.  Benefits of Agreement. This Agreement shall inure to the benefit of
             ---------------------
and be binding upon each successor and assign of the Company. All obligations imposed upon the Employee and all rights granted to the Company under this Agreement shall be binding upon the Employee's heirs, legal representatives and successors.

        18.  Severability. In the event that any one or more provisions of this
             ------------
Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

        19.  Governing Law. This Agreement will be construed and governed in
             -------------
accordance with the laws of the State of Colorado.

        20.  Employment. Nothing contained in this Agreement shall be construed
             ----------
as (a) a contract of employment between the Employee and the Company or any parent or subsidiary corporation of the Company, (b) as a right of the Employee to be continued in the employ of the Company or any parent or subsidiary corporation of the Company, or (c) as a limitation of the right of the Company or any parent or subsidiary corporation of the Company to discharge the Employee at any time, with or without cause.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries and the Employee has hereunto set his hand all as of the date, month and year first above written.

                                    INTELCOM GROUP INC.


                                    By: /s/ John D. Field
                                        --------------------------------
                                        Name:   John D. Field
                                        Title:  Executive Vice President


                                       /s/ J. Shelby Bryan
                                       ---------------------------------
                                       J. SHELBY BRYAN


                                       ###-##-####
                                       ---------------------------------
                                       Social Security Number


ATTEST:


By:  /s/ Martin E. Friedel
     ---------------------------
     Name:   Martin E. Friedel
     Title:  Assistant Secretary

                                                                       EXHIBIT A


                    NON-QUALIFIED STOCK OPTION EXERCISE FORM


                                             [DATE]



IntelCom Group Inc.
#11-1155 North Service Road West
Oakville, Ontario Canada L6M 3E3
Attention:  Secretary

Dear Sirs:

        Pursuant to the provisions of the Non-Qualified Stock Option Agreement dated November 13, 1995, whereby you have granted to me a non-qualified stock option to purchase 200,000 common shares no par value of IntelCom Group Inc. (the "Company"), I hereby notify you that I elect to exercise my option to
purchase [     ] of the shares covered by such option at the price specified therein. In full payment of the price for the shares being purchased hereby, I am delivering to you herewith (a) a certified or bank cashier's check payable to the order of the Company in the amount of $______, * or (b) a certificate or
certificates for [     ] shares of Common Stock of the Company, and which have a
fair market value as of the date hereof of $______, and a certified or bank cashier's check, payable to the order of the Company, in the amount of $______. ** Any such stock certificate or certificates are endorsed, or accompanied by an appropriate stock power, to the order of the Company, with my signature guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange. [I hereby acknowledge that I am purchasing these shares of Common Stock for investment purposes only and not for resale.]


                                    Very truly yours,


                                    _______________________________
                                    [Address]
                                    (For notices, reports, dividend checks and other communications to stockholders.)

______________

* $_______ of this amount is the purchase price of the shares, and the balance represents payment of withholding taxes as follows: Federal $_______, State $_______ and Local $_______.

** $_______ of this amount is at least equal to the current market value of one share of Common Stock of the Company, and the balance represents payment of withholding taxes as follows: Federal $_______, State $_______ and Local $_______.